UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 6, 2007

MEDICAL DISCOVERIES, INC
(Exact Name of Registrant as Specified in Charter)

Utah
(State of Incorporation)

000-24569		87-0407858
(Commission File Number)		(I.R.S. Employer Identification No.)

1338 S. Foothill Drive, #266, Salt Lake City, Utah 84108		84108
(Address of Principal Executive Offices)		(Zip Code)

(801) 582-9583
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Introduction

To date, Medical Discoveries, Inc. (the “Company”) has been a developmental-stage bio-pharmaceutical company engaged in the research, validation, development and ultimate commercialization of two drug candidates referred to as MDI-P and SaveCream. MDI-P is a drug candidate being developed as an anti-infective treatment for bacterial infections, viral infections and fungal infections. SaveCream is a drug candidate being developed to reduce breast cancer tumors. Both of these drug candidates are still in development and neither has been approved by the U.S. Food and Drug Administration (the “FDA”). The total cost to develop these two drugs and to receive the approval from the FDA would cost many millions of dollars and take many more years. The Company attempted to fund its development costs through the sale of its equity securities, including the sale of its Series A Convertible Preferred Stock.

In December 2006, the Securities and Exchange Commission revised its interpretation of certain of its rules in a manner that materially affected the ability of small companies to raise additional debt or equity funding from institutional lenders. At the end of 2006, the Company had virtually no cash, had no source of revenues, had a working capital deficit of nearly $5,000,000, and had a total stockholders deficit of $5,500,000. In addition, the holders of the Series A Convertible Preferred Stock informed the Company that they were no longer willing to fund the Company’s then current operations. In December 2006, three of the Company’s five directors resigned.

Because of its lack of capital, the Company was unable to fund any on-going operations and was not able to pay its professionals to audit the Company’s year end financial statements and to prepare the public company period reports the Company is required to file with the Securities and Exchange Commission. As a result, the Company is delinquent in its Securities and Exchange Commission filings and, in July 2007, the Company was de-listed from the OTC Bulletin Board.

In February 2007, the Company engaged a consulting firm to assist it in resolving its financial issues, to obtain advice regarding any strategic alternatives that may be available to it, and to prevent the Company from losing all of its assets in bankruptcy. During the past several months, the Company has explored a number of transactions that would (i) prevent the Company’s shareholders from losing their entire investment in the Company and (ii) enable the Company to repay some of its currently outstanding debts and liabilities. The transactions described in this Current Report reflect the Company’s efforts to reorganize its operations and to reposition its business and operations.

The Board of Directors initially determined that it could no longer fund the development of its two drug candidates and could not obtain additional funding for these drug candidates. Accordingly, the Board sought to maximize its return from these assets and to invest the proceeds that it receives from the disposition of these technologies into a new business that it would develop. The Company chose to develop a business in the rapidly expanding business of renewable alternative energy sources.

The Board evaluated the value of both of its developmental stage drug candidates. The commencement of human clinical trials of the Company’s MDI-P currently is on Full Clinical Hold by FDA under 21 CRF 312.42(b) and may not be initiated until deficiencies in the Company’s IND application are resolved to the FDA’s satisfaction. The FDA has concluded that the Company’s IND application did not contain sufficient toxicology and genetic toxicology data to support the safety of the proposed clinical trial. The Company considered the uncertainty of the efficacy and safety of the MDI-P compound, the costs involved in further developing the compound, and the limited market, and thereafter concluded that the Company did not have the capability or capacity to take the MDI-P compound to commercialization. The Company also evaluated the value of its SaveCream drug candidate that is currently being co-developed with Eucodis Pharmaceuticals Forschungs - und Entwicklungs GmbH, an Austrian company, and determined that the highest value for this drug candidate could be realized through a sale of that drug candidate to Eucodis. Accordingly, as described in further detail below, the Company on July 6, 2007 entered into an agreement with Eucodis to sell SaveCream for an aggregate of 4,007,534 euros (approximately U.S. $5,491,123 based on the currency conversion rate in effect as of September 7, 2007), which consideration is payable in cash and by the assumption of certain of the Company’s outstanding liabilities. The consummation of the sale of the SaveCream to Eucodis is contingent upon the approval of the Company’s shareholders. A special meeting of the shareholders has been called and is currently scheduled to be held on October 17, 2007. The Company thereafter also entertained various offers to purchase the Company’s rights to the MDI-P compound. On August 9, 2007, the Company sold the MDI-P compound for $310,000 in cash.

Having agreed to dispose of its assets, the Company considered entering into a number of other businesses that would enable it to be able to provide the Company’s shareholders with future value. The Board of Directors has decided to develop a business to produce and sell seed oils, including seeds oils harvested from the planting and cultivation of Jatropha Curcas plant, for the purpose of providing feedstock oil intended for the generation of methyl ester, otherwise known as bio-diesel (“Jatropha Business”). The Company concluded that there was a significant opportunity to participate in the rapidly growing biofuels industry, which previously was mainly driven by high priced, food oil-based feedstocks. In order to commence its new Jatropha based biofuels business, effective September 7, 2007, the Company (i) hired Richard Palmer, an energy consultant, to act as the Company’s new President, Chief Operating Officer and future Chief Executive Officer, (ii) engaged Mobius Risk Group, LLC, a Texas company engaged in providing energy risk advisory services, to provide the Company with consulting services related to the development of the Jatropha bio-diesel business, and (iii) acquired certain proprietary rights, intellectual property, know-how, business plans, contracts, term sheets, business relationships, and other information relating to the cultivation and production of seed oil from the Jatropha plant for the production of bio-diesel. In order to fund the Company’s operations until cash is generated from the sale of the Eucodis sale and from the new Jatropha business, the Company on September 7, 2007 entered into a $1,000,000 loan and security agreement. The terms of the foregoing transactions are described in greater detail below in this Current Reports on Form 8-K.

* * * * *

ITEM 1.01  ENTRY INTO A MATERIAL AGREEMENT

1.	Asset Sale Agreement

On July 6, 2007, the Company, together with its wholly owned subsidiary MDI Oncology, Inc. (“MDI,” and collectively with the Company, the “MDI Entities”), entered into a sale and purchase agreement (the “Asset Sale Agreement”) with Eucodis Pharmaceuticals Forschungs - und Entwicklungs GmbH, an Austrian company (“Eucodis”), pursuant to which Eucodis agreed to acquire certain assets of the Company in consideration for a cash payment and the assumption by Eucodis of certain current indebtedness of the Company and MDI (such transactions, collectively, the “Asset Sale”). Pursuant to the Asset Sale Agreement, the Asset Sale is scheduled to be consummated on September 30, 2007, or as soon thereafter as the shareholders of the Company have approved the transaction.

The assets to be acquired by Eucodis pursuant to the Asset Sale Agreement include all of the MDI Entities’ right, title and interest in all patents, patent applications, United States and foreign regulatory files and data, pre-clinical study data and anecdotal clinical trial data concerning “SaveCream”, a developmental topical aromatase inhibitor cream (the “Product”). The Company acquired the Product and certain other related intellectual property assets from Savetherapeutics AG pursuant to a certain asset purchase agreement between the Company and the liquidator of Savetherapeutics AG, a German company in liquidation, dated as of March 11, 2005. In addition to the Product, at the closing of the Asset Sale, the Company will also assign to Eucodis all of MDI’s right, title and interest in a certain co-development agreement between MDI and Eucodis, dated as of July 29, 2006, related to the co-development and licensing of the Product (including the intellectual property rights acquired by MDI or the Company in connection with that development) and their rights under certain other contracts relating to the Products. The assets to be acquired by Eucodis under the Asset Sale Agreement and in connection with the Asset Sale are referred to in this disclosure as the “Disposed Assets”.

The purchase price paid by Eucodis for acquiring the Disposed Assets will be approximately $5,491,123, a portion of which comprised (i) a cash payment of $2,108,000, which is due and payable to the Company at the closing, and (b) Eucodis’ assumption of an aggregate of $3,383,123 , constituting specific indebtedness currently owed to certain creditors of the Company and MDI (“Assumed Indebtedness”). In addition, at the closing of the Asset Sale, Eucodis will assume (i) all financial and other obligations of the MDI Entities under the Assigned Contracts, and (ii) certain other costs incurred by the MDI Entities since February 28, 2007 in connection with preserving the Purchased Assets for the benefit of Eucodis until closing of the Asset Sale.

Non-Competition

The MDI Entities have agreed to a non-compete provision for the duration of five years after the closing of the Asset Sale. Specifically, the non-compete provision will restrict the MDI Entities, or any of their respective affiliates, from undertaking research and development activities with respect to the Product, or any other product which could be used in reasonable substitution of the Product, or commercializing any products based on the Product, unless expressly authorized by Eucodis.

Representations and Warranties

The MDI Entities and Eucodis each made certain customary representations, warranties and covenants in the Asset Sale Agreement, including non-infringement representations made by the Company and MDI with respect to the Product. The Asset Sale Agreement also contains customary and mutual indemnification provisions for claims relating to breaches of any of the party’s representations and warranties contained in the Asset Sale Agreement.

Closing Conditions

The closing of the Asset Sale is currently scheduled to occur on September 30, 2007. Eucodis and the MDI Entities have agreed to extend the date of the closing of the Asset Sale until the day following the date on which the shareholders vote to approve the Asset Sale. The Company has called a special meeting of its shareholders to vote on the Asset Sale. The special meeting is to be held on October 17, 2007. No assurance can be given that the shareholders will vote to approve the Asset Sale. The consummation of the Asset Sale is subject to certain customary conditions, including (i) the delivery of releases from each Assumed Indebtedness creditor releasing the Company from any liability concerning such creditor’s portion of the Assumed Indebtedness, and (ii) the Company obtaining additional capital or a credit facility in the aggregate amount of at least $250,000.

A copy of the Asset Sale Agreement is filed as an exhibit to this Current Report on Form 8-K. The summary of the Asset Sale Agreement set forth above is qualified by reference to such exhibit.

2.	Share Exchange Agreement; Employment Agreement; Consulting Agreement

On September 7, 2007, the Company entered into a share and exchange agreement (the “Global Agreement”) pursuant to which the Company on September 7, 2007 acquired all of the outstanding ownership interests in Global Clean Energy Holdings, LLC, a Delaware limited liability company (“Global”). Global is a company that owns certain proprietary rights, intellectual property, know-how, business plans, financial projections, contracts, term sheets, business relationships, and other information relating to the cultivation and production of seed oil from the seed of the Jatropha plant, for the purpose of providing feedstock oil intended for the production of bio-diesel. Richard Palmer and Mobius Risk Group, LLC (“Mobius”), a Texas limited liability company engaged in providing energy risk advisory services, are the sole owners of the outstanding equity interests of Global. In exchange for all of the outstanding ownership interests in Global, the Company issued 63,945,257 shares of its common stock to Richard Palmer and Mobius. Of the foregoing 63,945,257 shares, 27,405,111 shares are restricted shares that are subject to forfeiture in the event that the Company does not achieve certain operational milestones. In connection with the Global Agreement, the Company also entered into an employment agreement with Richard Palmer (the “Palmer Agreement”), and a consulting agreement with Mobius (“Mobius Agreement”). For a description of significant terms of the Palmer Agreement see the discussion under Item 5.02, below, which is incorporated herein by reference.

Share Exchange Agreement

Under the Global Agreement, the Company on September 7, 2007 issued 63,945,257 shares of its common stock to Mobius and Richard Palmer (“Mr. Palmer”) in exchange for all of the issued and outstanding membership interests of Global. Of the 63,945,257 shares issued under the Global Agreement, 36,540,146 shares were issued and delivered to Mr. Palmer (5,220,021 shares) and Mobius (31,320,125 shares) at the closing of the Global Agreement without any restrictions. The remaining 27,405,111 shares of common stock were, however, issued as restricted shares (the “Restricted Shares”), subject to forfeiture in the event that certain specified performance milestones are not achieved (23,490,095 Restricted Shares were issued to Mobius, and 3,915,016 Restricted Shares were being issued to Palmer). Upon the satisfaction from time to time of the operational and market capitalization condition milestones, the Restricted Shares will be released from their restrictions and delivered to Mr. Palmer and Mobius in accordance with the terms and conditions of the Global Agreement. During the time that the Restricted Shares are restricted and subject to forfeiture, the Restricted Shares shall be outstanding shares for all purposes and shall be entitled to vote and receive dividends, if any are declared. In the event that all of the milestone conditions are not achieved, the Restricted Shares that have not been released will be cancelled by the Company and thereafter cease to be outstanding. The transactions contemplated in the Global Agreement were completed concurrently with the execution of the Global Agreement on September 7, 2007 (the “Effective Date”).

Of the Restricted Shares issued under the Global Agreement, 13,702,556 shares (the “Operational Milestone Shares”) will be released to Mr. Palmer and Mobius if and when the following conditions (collectively, the “Operational Conditions”) are satisfied:

•	The execution of certain land lease agreements suitable for the planting and cultivation of Jatropha Curcas; and

•	The execution of certain operation management agreements with a third-party land and operations management companies with respect to the management, planting and cultivation of Jatropha Curcas.

The Operational Milestone Shares will be held in escrow subject to the satisfaction of the Operational Milestones, at which time such shares will be released from escrow and delivered to Mr. Palmer and Mobius.

Of the Restricted Shares issued under the Global Agreement, 13,702,555 shares (the “Market Capitalization Shares”) will be released to Mr. Palmer and Mobius in the amounts described below upon satisfaction of the following conditions (collectively, the “Market Conditions”):

•
When the Company’s “Market Capitalization” reaches $6,000,000, and (ii) the average daily trading volume of the our common stock on the “Trading Market” reaches or exceeds 75,000 shares of common stock for a period of at least 60 consecutive “Trading Days”. Upon the satisfaction of this condition, 4,567,518 shares of the Market Capitalization Shares will be released from escrow and delivered to Mr. Palmer and Mobius;

•
When the Company’s “Market Capitalization” reaches $12,000,000, and (ii) the average daily trading volume of the our common stock on the “Trading Market” reaches or exceeds 100,000 shares of common stock for a period of at least 60 consecutive “Trading Days”. Upon the satisfaction of this condition, 4,567,518 shares of the Market Capitalization Shares will be released from escrow and delivered to Mr. Palmer and Mobius; and

•
When the Company’s “Market Capitalization” reaches $20,000,000, and (ii) the average daily trading volume of the our common stock on the “Trading Market” reaches or exceeds 125,000 shares of common stock for a period of at least 60 consecutive “Trading Days”. Upon the satisfaction of this condition, 4,567,519 shares of the Market Capitalization Shares will be released from escrow and delivered to Mr. Palmer and Mobius.

Under the Global Agreement, the term “Market Capitalization” is defined as the product of the number of shares of Common Stock issued and outstanding at the time Market Capitalization is calculated, multiplied by the average closing price of the Company’s common stock for the 60 consecutive Trading Days prior to the date of calculation of Market Capitalization, as reported on the Trading Market; the term “Trading Market” means the principal securities trading system on which the Company’s common stock is then listed for trading, including the Pink Sheets, the NASDAQ Stock Market, the OTC Bulletin Board, or any other applicable stock exchange; and the term “Trading Day” means any day on which such Trading Market is open for trading.

The Restricted Shares under the Global Agreement are subject to cancellation and termination as follows:

•
The Operational Milestone Shares will be returned to the Company and cancelled if the Operational Conditions are not satisfied by the end of the first anniversary of the Effective Date of the Global Agreement; and

•
The Market Capitalization Shares will be returned to the Company and cancelled to the extent that the Market Conditions are not satisfied by the end of the second anniversary of the Effective Date of the Global Agreement.

As part of the Global Agreement, Mobius has agreed to a non-competition agreement that prohibits Mobius from engaging or participating in any business that is in competition in any manner whatsoever with the Company’s new Jatropha business. The non-competition prohibition is in effect for a period of five years following the Effective Date of the Global Agreement.

Board of Directors

Pursuant to the Global Agreement, Mobius has the right to appoint a director to the Company’s Board of Directors following the closing of the transactions contemplated by the Global Agreement (the “Mobius Director”). Eric J. Melvin, who is Chief Executive Officer of Mobius, has been appointed by Mobius to serve as the initial Mobius Director. See, Item 5.02 below.

Mobius Consulting Agreement

Concurrent with the execution of the Global Agreement, the Company also entered into a consulting agreement with Mobius (the “Mobius Agreement”) pursuant to which Mobius has agreed to provide consulting services to the Company in connection with the Company’s new Jatropha bio-diesel feedstock business. The Company engaged Mobius as consultant to obtain Mobius’ experience and expertise in the feedstock/bio-diesel market to assist the Company and Mr. Palmer in developing this new line of operations for the Company. The following is a summary of certain material terms of the Mobius Agreement;

•
Under the Mobius Agreement, Mobius has agreed to provide the following services to the Company: (i) manage and supervise any research and development program regarding the location, characterization, and optimal economic propagation of the Jatropha plant; and (ii) manage and supervise the creation, planning, construction, and start-up of plant nurseries and seed production plantations in two geographical areas that may include either Texas, Mexico, the Caribbean or Central America;

•	The term of the Mobius Agreement is twelve (12) months, or until the scope of work under the agreement has been completed;

•	Mobius will supervise the hiring of certain staff to serve in management and operations roles of the Company, or hire such persons to provide similar services as independent contractors.

•
Mobius’ compensation for the services provided under the Mobius Agreement is a monthly retainer of $45,000. The Company will also reimburse Mobius for reasonable business expenses incurred in connection with the services provided; and

•
The Mobius Agreement contains customary confidentiality provisions with respect to any confidential information disclosed to Mobius or which Mobius receives while providing services under the agreement.

Copies of the Global Agreement and the Mobius Agreement are filed as exhibits to this Current Report on Form 8-K. The summary of these agreements set forth above is qualified by reference to such exhibits.

3.	Loan Agreement

On September 7, 2007, the Company entered into a loan and security agreement with Mercator Momentum Fund III, L.P., a California limited partnership, pursuant to which Lender made available to the Company a secured term credit facility in the aggregate principal amount of $1,000,000. In connection with the Loan Agreement, the Company also issued a secured promissory note to Lender in the aggregate principal amount of $1,000,000. To date, Lender has advanced $250,000 under the Loan to the Company. For a description of significant terms of the Loan Agreement and the Note, see the discussion under Item 2.03, below, which is incorporated herein by reference.

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

As described above, the Company acquired all of the outstanding membership interests of Global Clean Energy Holdings, LLC from Mobius and Palmer pursuant to the Global Agreement on September 7, 2007. The assets of Global Clean Energy Holdings, LLC consist of certain proprietary rights, intellectual property, know-how, business plans, financial projections, contracts, term sheets, business relationships, and other information relating to the cultivation and production of seed oil from the seed of the Jatropha plant, for the purpose of providing feedstock oil intended for the production of bio-diesel. Except for the Global Agreement, there was no relationship between the Company and either Mobius or Palmer prior to the Effective Date.

ITEM 2.03  CREATION OF A DIRECT FINANCIAL OBLIGATION

In order to fund its operations pending the closing of the Eucodis Asset Sale Agreement, on September 7, 2007, the Company entered into a loan and security agreement (“Loan Agreement”) with Mercator Momentum Fund III, L.P., a California limited partnership (“Lender”), pursuant to which Lender made available to the Company a secured term credit facility in the aggregate principal amount of $1,000,000 (the “Loan”). In connection with the Loan Agreement, the Company also issued a secured promissory note to Lender in the aggregate principal amount of $1,000,000 (the “Note”). The Loan is secured by a first priority lien on all of the assets of the Company. Lender and its affiliates currently own all of the issued and outstanding shares of Series A Convertible Preferred Stock.

Loan Agreement and Note

Under the Loan Agreement, Lender has agreed to advance the Loan to the Company, subject to the satisfaction of certain conditions discussed below. Lender may assign any or all of its rights under this Loan Agreement one or more institutional investors or the affiliates thereof or to one or more of its affiliates or wholly-owned subsidiaries. Interest is payable on the Loan and the Note at a rate of 12% per annum, payable monthly. The loan matures and becomes due and payable on December 14, 2007 (the “Maturity Date”). The Company has the right to pre-pay the Loan at any time without penalty. The $1,000,000 amount of the Loan will become available to the Company subject to the following schedule:

•	$250,000 was advanced to the Company upon execution of the Loan Agreement;
•	$500,000 shall be available to the Company on September 28, 2007; and
•	$250,000 shall be available to the Company on October 12, 2007.

Pursuant to the Loan Agreement, the proceeds of the Loan may be used by the Company for working capital purposes, consisting of expenditures set forth on a proposed budget. The Loan Agreement includes customary closing conditions for transactions of this nature, including the following:

•	Execution and delivery by the Company to Lender of UCC-1 financing statements covering the Collateral (defined below);

•
Trading in the Company’s common stock shall not have been suspended by the Securities and Exchange Commission (the “SEC”), and the Company’s common stock shall be listed for trading on a public securities trading system or exchange, including the Pink Sheets, the Over-the-Counter Bulletin Board, the Nasdaq Capital Market, the Nasdaq Global Market, or any exchange;

•
Exchange of the warrants to purchase 27,452,973 shares at a price of $0.1967 per share previously issued to Lender and certain of its affiliates to (i) lower the exercise price of such warrants to $0.01 per share, (ii) permit the cash-less exercise of the warrants, and (iii) extend the expiration date thereof to September 30, 2013;

•	The closing of the transactions contemplated by Global Agreement;

•	Delivery to Lender by the Company of written confirmation that the Company has commenced a financial audit by its certified public accountant for the fiscal year ended December 31, 2006; and

•
Delivery to Lender by the Company of written confirmation that the Company has commenced the preparation of the delinquent annual and quarterly reports required to be filed by it under the Securities Exchange Act of 1934, as amended (the “SEC Reports”).

Pursuant to the Loan Agreement, the Company has granted to Lender a security interest in certain assets of the Company, including, all accounts, chattel paper, documents, equipment, inventory, intellectual property and other general intangibles of the Company (the “Collateral”).

The Loan Agreement includes certain affirmative covenants to be performed by the Company during the term of the Note, including the following:

•	The Company shall file all delinquent SEC Reports by October 31, 2007, and file all other SEC Reports on a timely basis; and

•	Within 10 business days after the Company has filed all delinquent SEC Reports, the Company must apply to have its common stock quoted on the OTCBB.

The Loan Agreement also includes certain negative covenants binding on the Company during the term of the Note, including that the Company shall not:

•	Pay declare or set apart for such payment, any dividend or other distribution;

•	Redeem, repurchase or otherwise acquire any of its capital stock;

•	Create, incur or assume any liability for borrowed money (other than trade creditors in the ordinary course of business);

•	Lend money, give credit or make advances to any person or entity, including affiliates of the Company (except for in the ordinary course of business);

•	Assume or guarantee the obligation of any person or entity;

•	Use any of the proceeds of Loan in a manner other than as permitted under the Loan Agreement;

•	Liquidate or dissolve or enter into any consolidation, merger, partnership, joint venture, syndicate or other combination;

•	Engage in certain transactions with affiliates of the Company, including, purchase or acquire any property from, or sell or transfer any property to, or lend any money to, or borrow any money from, or guarantee any obligation of, or acquire any stock, obligations or securities of, or enter into any merger or consolidation agreement with any such affiliate.

In addition to the foregoing, the Loan Agreement includes customary representations and warranties made the Company for the benefit of Lender, and usual and customary events of default.

Copies of the Loan Agreement and the Note are filed as exhibits to this Current Report on Form 8-K. The summary of the Loan Agreement and the Note set forth above is qualified by reference to such exhibits.

ITEM 3.02  UNREGISTERED SALES OF SECURITIES.

As described in Item 1.01 above, under the Global Agreement, the Company on September 7, 2007 issued 63,945,257 shares of its common stock to Mobius and Richard Palmer in exchange for all of the issued and outstanding membership interests of Global. The shares of Common Stock issued to Richard Palmer and Mobius under the Global Agreement were not registered under the Securities Act of 1933, as amended (the “Act”) and were issued and sold in reliance upon the exemption from registration contained in Section 4(2) of the Act and Regulation D promulgated thereunder. The shares of Common Stock issued under the Global Agreement may not be reoffered or sold in the United States by the holders in the absence of an effective registration statement, or valid exemption from the registration requirements, under the Act.

In consideration for the loan obtained under the Loan Agreement, on September 7, 2007, the Company agreed to issue to three accredited investment funds three new warrants to purchase an aggregate of 27,452,973 shares at a price of $0.01 per share in exchange for currently outstanding warrants owned by those investment funds to purchase the same number of shares. The cancelled warrants were exercisable at a price of $0.1967 per share. The expiration date of the newly issued warrants is September 30, 2013. The new warrants were issued in reliance upon the exemption from registration contained in Section 4(2) of the Act and Regulation D promulgated thereunder.

ITEM 5.02  ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS, COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Palmer Employment Agreement

On September 7, 2007, the Company entered into an employment agreement with Richard Palmer (the “Palmer Agreement”) pursuant to which the Company hired Richard Palmer to serve as its President and Chief Operating Officer effective as of September 1, 2007. Mr. Palmer was also appointed to serve as director on the Company’s Board of Directors to serve until the next election of directors by the Company’s shareholders. Upon the resignation of the current Chief Executive Officer, Mr. Palmer also will become the Company’s Chief Executive Officer. The Company hired Richard Palmer to take advantage of his experience and expertise in the feedstock/bio-diesel space, and in particular, in the Jatropha bio-diesel and feedstock business. The following is a summary of the material terms of the Palmer Agreement:

•	The term of employment commenced September 7, 2007 and ends on September 30, 2010, unless terminated in accordance with the Palmer Agreement;

•
Mr. Palmer’s compensation package includes a base salary of $250,000, subject to annual increases at the sole discretion of the Company’s Board of Directors, and a bonus payment based on Mr. Palmer’s satisfaction of certain performance criteria established by the compensation committee of the Company’s Board of Directors. The bonus amount in any fiscal year will not exceed 100% of Mr. Palmer’s base salary. Mr. Palmer is eligible to participate in the Company’s employee stock option plan and other welfare plans;

•
The Company granted Mr. Palmer an incentive option to purchase up to 12,000,000 shares of its common stock at an exercise price of $0.03 (the trading price on the date the agreement was signed), subject to the Company’s achievement of certain market capitalization goals. The option expires after five (5) years;

•
If Mr. Palmer’s employment is terminated by the Company without “cause” or by Mr. Palmer for “good reason”, he will be entitled to a severance payments including 100% of his then-current annual base salary, plus 50% of the target bonus for the fiscal year in which his employment is terminated, and the incentive option to purchase 12,000,00 shares of common stock shall vest following termination of Mr. Palmer’s employment; and

•
The Company has agreed to maintain directors’ and officers’ liability insurance covering Richard Palmer for the services he renders under the Palmer Agreement. The coverage includes Directors and Officers Insurance Tail Policy in the amount of at least $5,000,000 (covering past actions of the Company’s director and officers) and a Product Liability Insurance Tail in the amount of $5,000,000 Million (for any past product development of liability claims that may arise).

Appointment of Additional Directors

At a meeting of the Company’s Board of Directors (the “Board”) held on August 30, 2007, the Board appointed three individuals to the fill three vacancies on the Board. All of the appointments were contingent upon, and became effective as of the consummation of the Global Asset purchase and the execution of the Palmer Agreement. In connection with covenants made by the Company under the Global Agreement and the Palmer Agreement, as described above, the Board appointed Richard Palmer and Eric J. Melvin to fill two of the vacancies on the Board. In addition, the Board appointed Martin Schroeder to fill the final vacancy on the Board. Messrs. Palmer, Melvin and Schroeder will stand for re-election at the Company’s next annual meeting of shareholders.

Mr. Eric Melvin currently is the Chief Executive Officer of Mobius and a principal owner of that energy consulting business.

Mr. Richard Palmer is the newly appointed President and Chief Operating Officer of the Company. Prior to joining the Company, Mr. Palmer was a Vice President of Mobius, specializing in the providing consulting services related to alternative energy sources, including bio-diesel feedstock production. Mr. Palmer also owns a minority equity interest in Mobius.

Mr. Martin Schroeder currently is the Executive Vice President & Managing Director of The Emmes Group, a strategic business development, assessment and planning organization specializing in the support of firms engaged in the technology, internet, biotechnology and pharmaceutical industries. Mr. Schroeder has been providing consulting services to the Company since February 2007.

Resignation Agreement Judy Robinett

Effective September 7, 2007, the Company entered into an agreement with Judy Robinett, the Company’s current Chief Executive Officer, pursuant to which Ms. Robinett agreed to continue to act as the Company’s transitional Chief Executive Officer. Under the agreement, Ms. Robinett agreed to, among other things, assist the Company in the sale of its legacy assets, complete the preparation and filing of the delinquent SEC Reports that related to the periods prior to the appointment of Mr. Palmer, and provide certain shareholder and creditor related services. Upon the completion of the foregoing matters, in particular the filing of the delinquent SEC Reports, Ms. Robinett will resign, and Mr. Palmer will thereafter assume the office of Chief Executive Officer. Under the agreement, Ms. Robinett agreed to (i) forgive her right to receive $1,851,804.93 in accrued and unpaid compensation, un-accrued and pro-rata bonuses, and severance pay and (ii) the cancellation of stock options to purchase 14,000,000 shares of common stock at an exercise price of between $0.01 and $0.02 per share. In consideration for her services, the forgiveness of the foregoing cash payments, the cancellation of the foregoing stock options, and settlement of other issues, the Company agreed to (a) pay Ms. Robinett $500,000 upon the receipt of the Eucodis cash payment under the Asset Sale Agreement, (b) pay Ms. Robinett a commission of fifteen percent (15%) of the gross proceed received by the Company from the sale of the MDI-P asset, (c) pay Ms. Robinett $124,999.98 in cumulative salary and benefits for serving as Chief Executive Officer of the Company during the period from April 1, 2007 until September 30, 2007, and (d) permit Ms. Robinett to retain some of her previously granted incentive stock options in such an amount allowing her to purchase up to two million (2,000,000) shares of common stock, which options shall continue to have the same terms and conditions as currently in existence, including an option price of $0.01 per share and expiration date of December 31, 2112.

ITEM 8.01    OTHER EVENTS

Board of Directors of the Company has called a special meeting of the Company’s shareholders to approve the sale of the Company’s SaveCream assets to Eucodis. The record date for the meeting is September 24, 2007, and the meeting date is October 17, 2007.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(a)  The financial statements of Global Clean Energy Holdings, LLC will be filed by amendment to this Report.

(b)  The pro forma financial statements of the Company giving effect to the acquisition of Global Clean Energy Holdings, LLC will be filed by amendment to this Report.

(d)  Exhibits

Exhibit No.	Description

2.1	Asset Sale Agreement dated July 6, 2007 among Medical Discoveries, Inc., MDI Oncology, Inc. and Eucodis Pharmaceuticals Forschungs - und Entwicklungs GmbH

2.2	Share Exchange Agreement dated September 7, 2007 among Medical Discoveries, Inc., Richard Palmer, and Mobius Risk Group, LLC

10.1	Loan and Security Agreement, dated September 7, 2007, between Medical Discoveries, Inc. and Mercator Momentum Fund III, L.P. (including the form of promissory note and warrant)

10.2	Services Agreement dated September 7, 2007 between Medical Discoveries, Inc. and Mobius Risk Group, LLC

10.3	Employment Agreement dated September 7, 2007 between Medical Discoveries, Inc. and Richard Palmer

10.4	Release and Settlement Agreement dated August 31, 2007 between Medical Discoveries, Inc. and Judy Robinett

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICAL DISCOVERIES, INC.

Date: September 17, 2007	By:	/s/ RICHARD PALMER
Richard Palmer
President

EXHIBIT INDEX

Exhibit No.	Description

2.1	Asset Sale Agreement dated July 6, 2007 among Medical Discoveries, Inc., MDI Oncology, Inc. and Eucodis Pharmaceuticals Forschungs - und Entwicklungs GmbH

2.2	Share Exchange Agreement dated September 7, 2007 among Medical Discoveries, Inc., Richard Palmer, and Mobius Risk Group, LLC

10.1	Loan and Security Agreement, dated September 7, 2007, between Medical Discoveries, Inc. and Mercator Momentum Fund III, L.P. (including the form of promissory note and warrant)

10.2	Services Agreement dated September 7, 2007 between Medical Discoveries, Inc. and Mobius Risk Group, LLC

10.3	Employment Agreement dated September 7, 2007 between Medical Discoveries, Inc. and Richard Palmer

10.4	Release and Settlement Agreement dated August 31, 2007 between Medical Discoveries, Inc. and Judy Robinett